BBH TRUST

BBH BROAD MARKET FUND
class n shares (“BBBMX”)
 class i shares (“BBBIX”)

SUPPLEMENT DATED OCTOBER 5, 2012
TO THE PROSPECTUS
DATED FEBRUARY 28, 2012

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective October 5, 2012, the BBH Broad Market Fund has been renamed. As such, all references in the Prospectus to the BBH Broad Market Fund shall be deleted and replaced with the following:

BBH Limited Duration Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE